UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2020

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4275 EXECUTIVE SQUARE, SUITE 300, LA JOLLA, CA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.001 par value	MNOV	The Nasdaq Stock Market LLC

(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 19, 2020, the Board of Directors of MediciNova, Inc. (the “Company”) appointed Edward C. Stepanow, Jr. of Signature Analytics San Diego LLC (“Signature Analytics”) to serve as Chief Financial Officer and Principal Financial Officer of the Company. Mr. Stepanow replaces Carla Reyes, who had previously served as the Company’s Chief Financial Officer but had been on a leave of absence since April 2020. Ms. Reyes had served as the Company’s Chief Financial Officer through a services agreement (the “Services Agreement”) between the Company and the accounting services firm Signature Analytics. In connection with Mr. Stepanow’s appointment as Chief Financial Officer, on the same date, the Company entered into an amendment to the Services Agreement with Signature Analytics for the provision of Mr. Stepanow’s services. Under the Services Agreement, as amended, the Company will continue to pay pre-approved hourly rates for the services provided under the Services Agreement. The current term of the Services Agreement, as amended, will expire on March 31, 2021, subject to earlier termination according to its terms.

Mr. Stepanow, age 53, joined Signature Analytics in February 2020. From March 2018 until February 2020, Mr. Stepanow served as Chief Financial Officer and Treasurer at Guido Companies, a commercial construction and building materials company. From January 2014 until February 2018, Mr. Stepanow served as Chief Financial Officer and Treasurer at Millennium Packaging and Distribution, a supplier of food packaging products and grocery supply items. From 2008 to 2013, Mr. Stepanow served as Corporate Treasurer and Senior Vice President of Finance at Zovio Inc., where he was responsible for managing financial planning and analysis, client accounts and financial reporting. Prior to this, Mr. Stepanow served as Senior Vice President and Corporate Treasurer at Coast Business Credit, a subsidiary of Coast Federal Bank and division of Imperial Credit Industries. Earlier in his career, Mr. Stepanow served as Division Vice President and Area Treasurer for the Western Division Management Team at ITT Inc. Mr. Stepanow received a Bachelor of Science in Economics and a minor in Finance from San Diego State University.

There are no family relationships between Mr. Stepanow and any of the Company’s other directors or executive officers, and Mr. Stepanow does not have any direct or indirect material interests in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

Date: June 19, 2020	By:	/s/ Yuichi Iwaki
Yuichi Iwaki, M.D., Ph.D.
President and Chief Executive Officer